                    U.S. Securities and Exchange Commission

                            Washington, D.C.  20549

                                   Form 8-K

                                Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):April 24, 1998 (April 9, 1998)

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                       (Formerly SIGMA ALPHA GROUP, LTD.)
                  ---------------------------------------------
                Exact name of Registrant as specified in charter


     Delaware                    33-90344                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


     1341 North Delaware Avenue, Philadelphia, Pennsylvania    19125
     ---------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


                                215-425-8682
                                ------------
           (Registrant's telephone number, including area code)




















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Item 5.  Other Events

     Clariti Telecommunications International, Ltd. (formerly Sigma Alpha Group, Ltd.) previously announced that it signed a letter of intent to acquire all of the outstanding capital stock of General Atronics Corporation and its subsidiaries ("GAC"), a privately held defense communications subcontractor. Completion of the acquisition was contingent on negotiation of a definitive acquisition agreement acceptable to the Company and GAC's shareholders. On April 9, 1998, after several months of negotiations, both parties mutually agreed to terminate acquisition discussions.














































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                                 Signatures
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

April 24, 1998

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer